OMB APPROVAL
OMB Number:	3235-0570
Expires:	August 31, 2011
Estimated average burden hours
per response	18.9

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-6352

ING Series Fund, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-992-0180

Date of fiscal year end: October 31

Date of reporting period:  November 1, 2009-April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17FR 270.30e -1):

Semi-Annual Report

April 30, 2010

Classes A, B, C, I, and W

Global Fund

■	ING Alternative Beta Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Go Paperless with E-Delivery!

Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Greek Tragedy: Again!

Dear Shareholder,

As overused as it may be at this point, the metaphor really is apt: ironic parallels exist between ancient Greek drama and today’s sovereign crisis. A common theme of Greek tragedy is that capricious events lead people to make poor decisions. Following the logic of the situation, the characters go on to mismanage their affairs so badly that the gods are forced to intervene. In ancient Greek theatre, the gods came to the rescue by descending on a platform lowered from above the stage. In today’s drama, this role is filled by the European Central Bank (“ECB”), and the platform comes complete with a thundering Zeus (in the form of Germany), who, as in ancient times, scolds the Greeks for their errant ways as he reorders their affairs.

Is there a lesson to be drawn from these parallels, other than that life imitates art? I think there are two, in fact: the first is that a bad start can often lead to a bad outcome. When Greece joined the euro zone as a “peripheral” nation, its economy was not competitive with core members such as France and Germany. By joining the currency bloc, Greece forfeited control of its monetary policy to the ECB; stripped of the ability to devalue its currency or lower interest rates, Athens was left with only painful choices to resolve its fiscal problems.

The second lesson is that individuals, nations or currency zones seldom let the “unthinkable” occur. In life, as in art, the worst possible outcome is letting things get totally out of control. For all its grandstanding, the ECB never really had the option of abandoning Greece without also giving up on the euro.

A common element of tragedy is the failure of local authority and its pre-emption by outside powers. Here in the United States, as we contemplate the European sovereign debt crisis and attempt to gauge its impact on our fortunes, we need to remember that we too are deeply in debt to outsiders. For now, we’re seen as a safe haven, but if we continue to avoid addressing our own budget deficit, at some point we could find ourselves facing the hostility of the global debt markets.

All the more reason, if you are a U.S.-based investor, to make sure your long-term investment program is well diversified globally. As the global economy continues to recover from the recession, economic regions are likely to fare differently, and you want the potential to benefit from those differentials.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective changes thoroughly with your investment advisor before taking action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

May 13, 2010

1

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2010

In the first half of the new fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 12.17%. (The MSCI World IndexSM(1) returned 9.40% for the six months ended April 30, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early-March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

But by the end of October the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. Most accepted glumly that governments and central banks had pulled it from the brink by supporting failing institutions at enormous fiscal cost, swollen further by measures to bolster demand against the recession that followed the credit crisis. But stimulative programs must end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth, was the nagging doubt that kept investor sentiment fragile through April, even if the worst of the crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm, which broke not long after home prices started to fall in January 2007 (based on the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2), year-over-year). After sliding for more than three years, a 0.6% annual increase was finally recorded in February 2010.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.7% in March 2010. That month payrolls were up by 162,000, the most since March 2007 and the third increase in five months. But 44.1% of the almost 15 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

On the business front, there were bright spots in the purchasing managers’ indices, which by April indicated the fastest expansion in manufacturing since 2004 and in service industries since 2006.

U.S. gross domestic product (“GDP”) growth for the fourth quarter of 2009 was reported at 5.6% at an annual rate, a rousing performance flattered however, by inventory rebuilding which accounted for two thirds of it. The preliminary reading for the first quarter of 2010 was a better balanced 3.2%.

The most significant overseas news came from China and Greece. China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery. In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt above 100% of GDP, default on billions of euro of maturing bonds loomed. Standard and Poor’s downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds ballooned. Signs of contagion to other high deficit countries like Portugal and Spain were visible and some feared for the future of the euro itself. On April 23, Greece, amid strikes and riots, officially called for a life-line, but by April 30 it still dangled out of reach.

This had a pronounced effect on currencies. The dollar rose 11.8% against the euro and 8.3% against the pound: another high budget-deficit currency, but just 3.4% against the yen. In addition, rumblings of discontent about China’s pegged exchange rate could be heard again on Capitol Hill.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 2.54% in the six months through April, with investment grade corporates (represented by the Barclays Capital Corporate Investment Grade Bond Index(4)) returning 4.83% and outperforming Treasuries (represented by the Barclays Capital U.S. Treasury Index(5)) which returned 0.89%, while high yield bonds (represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6)) did better still with a return of 11.60%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, surged 15.66% in the first half of the fiscal year, with mostly improving company earnings and economic reports vying for supremacy in investors’ minds with European sovereign debt problems, Chinese lending restrictions and some unexpected legal and legislative

2

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2010

attacks on banks. After nine straight quarters of annual decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010, leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) returned 11.89% for the six months through April, its export-oriented industries supported by a rebounding global economy. There remained much to worry about however, with prices falling for 13 months and wages for 21 months before recording a gain in March. The MSCI Europe ex UK® Index(9) added 7.06%, but declined in April, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Despite stalled GDP growth in the fourth quarter of 2009, consumer sentiment was improving and the closely-watched composite manufacturing/service industries purchasing managers’ index reached the highest level since August 2007. The MSCI UK® Index(10) gained 11.77%, despite an April pull-back. The U.K. had to wait until the fourth quarter of 2009 for GDP growth, 0.4%, while investors faced the deflationary prospect of a 10.87% budget deficit, against which decisive action would be difficult after a probably inconclusive election result. But the weaker pound was boosting exports and U.K. stocks were among the cheapest in Europe.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(5)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING ALTERNATIVE BETA FUND	PORTFOLIO MANAGERS’ REPORT

ING Alternative Beta Fund ( “Alternative Beta” or the “Fund”) seeks to achieve investment results that approximate the performance of the beta component(1) of the returns of the universe of hedge funds as a broad asset class as represented by the HFRI Fund Weighted Composite Index (“HFRI Index”). The Fund is managed by Frank van Etten, Bas Peeters and Willem van Dommelen, Portfolio Managers, of ING Investment Management Advisors, B.V. (“IIMA”) — the Sub-Adviser.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.39% compared to the HFRX Global Hedge Fund Index (“HFRX Index”)(2) and the HFRI Index(3) which returned 4.72% and 6.71%, respectively, for the same period.

Portfolio Specifics: The Fund invests in financial instruments (“factors”) that provide exposure to a group of market indices (each an “Index” and collectively, the “Indices”). The allocation to the factors is determined by a regression model which strives to identify the relevant exposures and sensitivities that hedge funds have to traditional betas. The Fund has a flexible risk budget, which allows it to take short exposures and exposure to less traditional asset classes such as volatility and commodity indices. The selection of the factors is based on liquidity, transparency and low implementation cost as well.

The Fund currently takes positions that provide exposure to seven factors that track liquid market Indices. Generally, additions or eliminations of factors will be made less frequently; increases or decreases of exposure to factors will be made more frequently. At inception, the factors included were: U.S. large cap equity, U.S. small cap equity, non-US equity, emerging market equity, commodities (implemented through an equity proxy), currencies and volatility.(4)

During the reporting period, the Fund took positions in all seven factors. The investments in the non-U.S. equity, emerging market equity and currencies (U.S. dollar vs. a basket of currencies) were long, while the investments in volatility and U.S. small cap equity were short during the reporting period. Investments in U.S. large cap equity were shifted from short to long. The semiannual factor review was finalized and implemented in January 2010. Based on this analysis, we removed the commodity factor and included a duration factor. We implemented the duration factor with 10-year U.S. Treasury futures; during the reporting period, the Fund took a short position in this factor.

Over the entire reporting period, the Fund showed a positive absolute return, but underperformed the investable and non-investable HFR indices (HFRX and HFRI). The aggregate return for November, December, February and March was in line with the HFRI Index. In January, the Fund underperformed the HFRI Index; this may be explained partially by too-conservative valuations of hedge funds at year-end. The underperformance of April may be explained partially by the increased dominance of event-driven and relative-value hedge fund strategies as return drivers within the hedge fund indices, strategies that are more difficult to replicate. Note that HFRI data are subject to change after first publication.

For the 16-month period since the Fund’s inception through April 30, 2010, there is significant evidence that the Fund has achieved its objective, to deliver performance that approximates the beta portion of the HFRI Index. The Fund seeks to replicate only the beta portion of the HFRI Index; as long as the hedge funds represented by HFRI Index are able to produce material levels of alpha, the Fund as a whole is likely to underperform the HFRI Index.

Current Strategy and Outlook: The Fund’s strategy seeks to deliver investment performance in diverse market environments. Over time, hedge fund indices may change in composition. The Fund seeks to capture the effects of such changes and seeks to deliver HFRI’s possibly changing beta as HFRI’s composition changes over time.

Market Exposure

as of April 30, 2010(1)

(as a percent of net assets)

ING Institutional Prime Money Market Fund—Class I	93.4%
MSCI EME® Index	14.4%
U.S. Dollar Index	13.0%
Russell 2000® Mini Index	(12.7)%
MSCI EAFE® Index	11.4%
S&P 500 E-Mini	10.5%
U.S. Treasury 10-Year Note	(10.2)%
CBOE Volatility Index	(3.6)%

Total Market Exposure at April 30, 2010	116.2%

(1)	Market exposure is based on the market value of each of the Fund’s positions as of April 30, 2010.

Portfolio holdings are subject to change daily.

(1)

The beta component to the return of a fund is generally considered to be that portion of a fund’s returns that can be explained by the market exposures held in the fund and that is not attributable to the skill of the Sub-Adviser.

(2)

The HFRX Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

(3)	The HFRI Index is an equal-weighted return of all funds in the HFR Monthly Indices, excluding the HFRI Fund of Funds Index. Trailing four months of performance are subject to revision.
(4)

Other categories that can be considered for inclusion in the model are: interest rates, credit, call overwriting and others. The derivative and financial instruments in which the Fund may invest include, among others, futures contracts, exchange-traded funds, swaps contracts, structured notes and forward contracts.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Fund Return				Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2010*	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended April 30, 2010*
Class A	$1,000.00	$1,023.90	1.40%	$7.03	$1,000.00	$1,017.85	1.40%	$7.00
Class B	1,000.00	1,020.40	2.15	10.77	1,000.00	1,014.13	2.15	10.74
Class C	1,000.00	1,020.40	2.15	10.77	1,000.00	1,014.13	2.15	10.74
Class I	1,000.00	1,023.90	1.15	5.77	1,000.00	1,019.09	1.15	5.76
Class W	1,000.00	1,025.70	1.15	5.78	1,000.00	1,019.09	1.15	5.76

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

5

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 (UNAUDITED)

ASSETS:
Short-term investments in affiliate*	$38,781,748
Cash	478
Cash collateral for futures	899,836
Collateral received from counterparty for index forwards	1,200,000
Receivables:
Fund shares sold	1,031,320
Dividends and interest	4,309
Prepaid expenses	38,837
Reimbursement due from manager	4,030

Total assets	41,960,558

LIABILITIES:
Payable for fund shares redeemed	61,697
Payable to counterparty for index forwards	289,635
Payable to affiliates	30,929
Payable for director fees	411
Other accrued expenses and liabilities	42,911

Total liabilities	425,583

NET ASSETS	$41,534,975

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$39,986,318
Accumulated net investment loss	(111,564)
Accumulated net realized gain	1,083,184
Net unrealized appreciation	577,037

NET ASSETS	$41,534,975

* Cost of short-term investments in affiliate	$38,781,748

Class A:
Net assets	$16,836,937
Shares outstanding(1)	1,514,529
Net asset value and redemption price per share	$11.12
Maximum offering price per share (5.75%)(2)	$11.80
Class B:
Net assets	$120,467
Shares outstanding(1)	10,946
Net asset value, redemption price and maximum offering price per share(3)	$11.01
Class C:
Net assets	$2,296,849
Shares outstanding(1)	208,670
Net asset value, redemption price and maximum offering price per share(3)	$11.01
Class I:
Net assets	$9,299,138
Shares outstanding(1)	833,757
Net asset value, redemption price and maximum offering price per share	$11.15
Class W:
Net assets	$12,981,584
Shares outstanding(1)	1,163,741
Net asset value, redemption price and maximum offering price per share	$11.16

(1)	100,000,000 shares authorized; $0.001 par value.
(2)	Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

6

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends(1)	$114,770
Interest	195

Total investment income	114,965

EXPENSES:
Investment management fees	128,230
Distribution and service fees:
Class A	21,066
Class B	593
Class C	8,204
Transfer agent fees	6,825
Administrative service fees	17,097
Shareholder reporting expense	12,430
Registration fees	29,941
Professional fees	17,253
Custody and accounting expense	4,532
Directors fees	575
Offering expense	15,410
Miscellaneous expense	3,306

Total expenses	265,462
Net waived and reimbursed fees	(38,933)

Net expenses	226,529

Net investment loss	(111,564)

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	1,452,914
Futures	306,852

Net realized gain	1,759,766

Net change in unrealized appreciation or depreciation on:
Investments	(1,670,138)
Futures	566,778

Net change in unrealized appreciation or depreciation	(1,103,360)

Net realized and unrealized gain	656,406

Increase in net assets resulting from operations	$544,842

(1) Dividends from affiliate	$17,410

See Accompanying Notes to Financial Statements

7

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2010	December 15, 2008(1) to October 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$(111,564)	$9,681
Net realized gain (loss)	1,759,766	(670,540)
Net change in unrealized appreciation or depreciation	(1,103,360)	1,680,397

Increase in net assets resulting from operations	544,842	1,019,538

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(23,534)
Class B	—	(6)
Class C	—	(6)
Class I	—	(8)
Class W	—	(8)
Return of capital:
Class A	—	(40,337)
Class B	—	(12)
Class C	—	(12)
Class I	—	(12)
Class W	—	(12)

Total distributions	—	(63,947)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	28,496,551	22,862,792
Reinvestment of distributions	—	71

	28,496,551	22,862,863
Cost of shares redeemed	(10,873,593)	(451,279)

Net increase in net assets resulting from capital share transactions	17,622,958	22,411,584

Net increase in net assets	18,167,800	23,367,175

NET ASSETS:
Beginning of period	23,367,175	—

End of period	$41,534,975	$23,367,175

Accumulated net investment loss at end of period	$(111,564)	$—

(1)	Commencement of operations

See Accompanying Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses, net of fee waivers and/or recoupments, if any(2)(3)	Expenses, net of all reductions/ additions(2)(3)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-10	10.86	(0.03)		0.29	0.26	—	—	—	—	11.12	2.39	1.63	1.40	1.40	(0.61)	16,837	72
12-15-08(4) - 10-31-09	10.00	0.02		0.90	0.92	0.02	—	0.04	0.06	10.86	9.29	2.78	1.40	1.40	0.18	15,754	75
Class B
04-30-10	10.79	(0.08	)•	0.30	0.22	—	—	—	—	11.01	2.04	2.38	2.15	2.15	(1.44)	120	72
12-15-08(4) - 10-31-09	10.00	(0.13	)•	0.98	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.43)	110	75
Class C
04-30-10	10.79	(0.08	)•	0.30	0.22	—	—	—	—	11.01	2.04	2.38	2.15	2.15	(1.53)	2,297	72
12-15-08(4) - 10-31-09	10.00	(0.19	)•	1.04	0.85	0.02	—	0.04	0.06	10.79	8.56	3.53	2.15	2.15	(1.98)	1,062	75
Class I
04-30-10	10.89	(0.02)		0.28	0.26	—	—	—	—	11.15	2.39	1.38	1.15	1.15	(0.82)	9,299	72
12-15-08(4) - 10-31-09	10.00	0.01	•	0.94	0.95	0.02	—	0.04	0.06	10.89	9.60	2.53	1.15	1.15	0.09	1,566	75
Class W
04-30-10	10.88	(0.02)		0.30	0.28	—	—	—	—	11.16	2.57	1.38	1.15	1.15	(0.50)	12,982	72
12-15-08(4) - 10-31-09	10.00	(0.10	)•	1.04	0.94	0.02	—	0.04	0.06	10.88	9.50	2.53	1.15	1.15	(1.07)	4,875	75

(1)

Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excludes the deductions of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.
(3)

Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.
•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

9

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”) as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Alternative Beta Fund (”Alternative Beta” or the “Fund”) which is a non-diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class B, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial transaction-based, registration, other professional, distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares of the Fund are closed to new investment, provided that: (1) Class B shares of the Fund may be purchased through the reinvestment of dividends issued by Class B Shares of the Fund; and (2) subject to the terms and conditions of relevant exchange privileges and as permitted under their respective prospectuses. Class B shares of the Fund may be acquired through exchange of Class B shares of other funds in the ING Mutual Funds Complex. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares eight years after purchase.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the

10

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the Sub-Adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the

11

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C. Risk Exposures and the use of Derivative Instruments. The Fund pursues its investment objectives by purchasing derivative instruments, including, but not limited to, futures and index forward contracts. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund invests in derivative instruments to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Commodities Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity linked derivative instruments, including commodity structured notes, may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Short Exposures Risk. The Fund may take short exposure on market indices by investing in an instrument or derivative that rise in value with a fall in the related index. If the price of the index rises while the Fund has a short exposure to it, the Fund may have to cover its short exposure at a loss.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a

12

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. As of April 30, 2010, the Fund was not subject to counterparty credit risk as the Fund’s counterparty pledged $1,200,000 in collateral for open OTC index forwards which exceeded the unrealized gain of $910,365 at period end.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

As of April 30, 2010, the total value of OTC index forwards subject to Master Agreements in a net liability position was $289,635 which represents the unrealized gain of $910,365 less the $1,200,000 in collateral posted by the counterparty. If a contingent feature had been triggered, the Fund could have been required to pay the amount in a net liability position in cash to its counterparty.

D. Futures Contracts. The Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, the Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the six months ended April 30, 2010, the Fund has both purchased and sold futures contracts on various equity, foreign exchange, and interest rate indices to manage its exposure to each market risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging

13

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

During the six months ended April 30, 2010, the Fund had an average market value of $7,949,246 and $8,764,649 on futures contracts purchased and sold, respectively.

E. Equity Forward Contracts. An equity forward contract is an over-the-counter (“OTC”) agreement between two counterparties to buy or sell a specific quantity of an agreed equity stock, stock index or basket of equity stock at a given price at a given date. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Equity forward contracts are cash settled in most cases. The use of equity forward contracts involves the risk that counterparties may not meet the terms of the agreement and/or the risk of an imperfect correlation in the movement of the contracts price.

During the six months ended April 30, 2010, the Fund had an average market value of $3,569,100 on index forward contracts purchased.

F. Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

G. Federal Income Taxes. It is the policy of the Fund to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making the determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

H. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

I. Offering Costs. Costs incurred with the offering of shares of the Fund are deferred and amortized over a period of twelve months.

J. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however management believes, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended April 30, 2010, the cost of purchases and proceeds from the sales of securities, excluding U.S. government and short-term securities, were $4,729,448 and $14,571,302, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.75%, based on the average daily net assets of the Fund.

ING Investment Management Advisors, B.V. (“IIMA”), a Netherlands corporation, serves as the sub-adviser to the Fund. The Investment Adviser has entered into a sub-advisory agreement with IIMA. IIMA manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations, subject to oversight by the Investment Adviser and the Board.

ING Funds are permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Fund will be reduced by an amount equal to the

14

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Fund. For the six months ended April 30, 2010, the Investment Adviser waived $10,372 of such management fees. These fees are not subject to recoupment.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Fund. The Distributor, IFS, ING Investments and IIMA are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Group expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the

1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

Class A	Class B	Class C
0.25%	1.00%	1.00%

For the six months ended April 30, 2010, the Distributor retained the following amounts in sales charges:

	Class A	Class C
Initial Sales Charges	$13,105	N/A
Contingent Deferred Sales Charges	$—	$480

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
$22,223	$3,294	$5,412	$30,929

At April 30, 2010, the following ING Fund and indirect wholly-owned subsidiary of ING Groep, owned more than 5% of the Fund:

ING Global Target Payment Fund (5.02%) and ReliaStar Life Insurance Company (27.45%).

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

15

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

Class A	Class B	Class C	Class I	Class W
1.40%	2.15%	2.15%	1.15%	1.15%

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of April 30, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:

April 30,
2011	2012	2013	Total
$—	$50,672	$128,362	$179,034

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Fund, in addition to certain other funds managed by the Investment Adviser, has entered into an unsecured committed revolving line of credit agreement (“Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; or (2) finance the redemption of shares of an investor in the funds. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six month period ended April 30, 2010 the Fund did not have any loans outstanding under the line of credit.

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
04-30-10	634,060	—	(569,824)	64,236	7,054,265	—	(6,427,221)	627,044
12-15-08(1)-10-31-09	1,475,865	7	(25,579)	1,450,293	15,175,186	71	(280,944)	14,894,313
Class B
04-30-10	1,053	—	(300)	753	11,634	—	(3,306)	8,328
12-15-08(1)-10-31-09	10,404	—	(211)	10,193	109,737	—	(2,201)	107,536
Class C
04-30-10	117,392	—	(7,112)	110,280	1,289,354	—	(78,609)	1,210,745
12-15-08(1)-10-31-09	101,482	—	(3,092)	98,390	1,098,099	—	(33,665)	1,064,434
Class I
04-30-10	878,187	—	(188,289)	689,898	9,889,398	—	(2,085,277)	7,804,121
12-15-08(1)-10-31-09	149,687	—	(5,828)	143,859	1,509,221	—	(60,023)	1,449,198
Class W
04-30-10	919,248	—	(203,460)	715,788	10,251,900	—	(2,279,180)	7,972,720
12-15-08(1)-10-31-09	454,742	—	(6,789)	447,953	4,970,549	—	(74,446)	4,896,103

(1)	Commencement of operations.

16

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 10 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities. There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standards or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices more volatile than those of domestic companies.

Proprietary Hedge Fund Beta Strategy. Because the Fund seeks to deliver returns that approximate the beta component of the broad universe of hedge fund returns, the Fund’s performance may be lower than the returns of the broader stock market. The ability of the Fund to match the performance of the beta component of hedge fund returns will be adversely affected by the costs of buying and selling investments as well as other expenses. The proprietary model used by IIMA to identify the beta component of the returns of the HFRI Index is based on IIMA’s understanding of the interplay of certain market indices and does not assure successful achievement of the Fund’s investment objective. To the extent that the data and analysis used in the model is not predictive of future events, the return of the Fund may deviate from the returns of the beta component of hedge fund returns. The market indices identified by IIMA may not be successful in identifying the beta component of the return of the HFRI Index and there can be no assurance that the Fund will track hedge fund beta return.

Non-Diversified. The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of assets that it may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of the Fund. The investment of a large percentage of the Fund’s assets in the securities of a small number of issuers may cause the Fund’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, the Fund may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, the Fund would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended April 30, 2010. The tax composition of dividends and distributions to shareholders for the period ended October 31, 2009 was as follows:

Ordinary Income	Return of Capital
$23,562	$40,385

17

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of October 31, 2009 were:

Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Date
$1,597,649	$(593,834)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that will be subject to examination by these jurisdictions is the Fund’s initial tax year, 2008.

As of April 30, 2010, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

18

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2010 (UNAUDITED)

Shares			Value

SHORT-TERM INVESTMENTS: 93.4%
Affiliated Investment Companies: 93.4%
38,781,748	ING Institutional Prime Money Market Fund - Class I		$38,781,748

	Total Investments in Affiliated Investment Companies ( Cost $38,781,748) *	93.4%	$38,781,748
	Other Assets and Liabilities - Net	6.6	2,753,227

	Net Assets	100.0%	$41,534,975

*	Cost for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2010
Asset Table
Investments, at value
Short-Term Investments	$38,781,748	$—	$—	$38,781,748

Total Investments, at value	$38,781,748	$—	$—	$38,781,748

Other Financial Instruments+:
Futures	182,734	—	—	182,734
Index Forwards	910,365	—	—	910,365

Total Assets	$39,874,847	$—	$—	$39,874,847

Liabilities Table
Other Financial Instruments+:
Futures	(516,062)	—	—	(516,062)

Total Liabilities	$(516,062)	$—	$—	$(516,062)

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

ING Alternative Beta Fund Open Futures Contracts on April 30, 2010:

Contract Description	Number of Contracts	Expiration Date	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	74	06/18/10	$4,378,580	$95,411
U.S. Dollar Index	66	06/14/10	5,411,406	87,323

			$9,789,986	$182,734

Short Contracts
CBOE Volatility Index	70	05/18/10	$1,512,000	$(181,293)
Russell 2000® Mini Index	74	06/18/10	5,294,700	(285,067)
U.S. Treasury 10-Year Note	36	06/21/10	4,244,625	(49,702)

			$11,051,325	$(516,062)

See Accompanying Notes to Financial Statements

19

ING ALTERNATIVE BETA FUND	PORTFOLIO OF INVESTMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

ING Alternative Beta Fund OTC Index Forward Contracts on April 30, 2010:

Number of Contracts	Counterparty	Description	Expiration Date	Strike Price	Market Value	Unrealized Appreciation
1,287	ABN AMRO Bank, N.V.	MSCI EAFE® Index	05/11/10	3,443.25	$4,741,812	$310,354
15,839	ABN AMRO Bank, N.V.	MSCI EME® Index	05/11/10	338.751	5,965,488	600,011

					$10,707,300	$910,365

			Collateral pledged by counterparty at April 30, 2010:			$1,200,000

			Total amount payable to counterparty in excess of unrealized appreciation at April 30, 2010:			$(289,635)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value

Asset Derivatives
Equity contracts	Net Assets- Unrealized appreciation*	$1,005,776
Foreign exchange contracts	Net Assets- Unrealized appreciation*	87,323

Total Asset Derivatives		$1,093,099

Liability Derivatives
Equity contracts	Net Assets- Unrealized depreciation*	$466,360
Interest rate contracts	Net Assets- Unrealized depreciation*	49,702

Total Liability Derivatives		$516,062

*	Includes cumulative appreciation/depreciation of futures contracts and index forwards contracts as reported in the tables following the Portfolio of Investments.

The effect of derivative instruments on the Fund’s Statement of Operations for the six months ended April 30, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Equity forward contracts*	Futures	Total
Equity contracts	$—	$227,335	$227,335
Foreign exchange contracts	—	147,449	147,449
Interest rate contracts	—	(67,932)	(67,932)

Total	$—	$306,852	$306,852

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Equity forward contracts*	Futures	Total
Equity contracts	$910,365	$(439,564)	$470,801
Foreign exchange contracts	—	145,679	145,679
Interest rate contracts	—	(49,702)	(49,702)

Total	$910,365	$(343,587)	$566,778

*	Amounts recognized for equity forwards contracts are included in net realized gain (loss) on futures and net change in unrealized appreciation or depreciation on futures.

See Accompanying Notes to Financial Statements

20

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including ING Alternative Beta Fund (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Alternative Beta Fund (the “Alternative Beta Fund”), for an additional one-year period commencing January 1, 2010.

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The

Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions

21

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2009 when it met separately with Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodolgy. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the

Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including,

22

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Alternative Beta Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, and five-year periods, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending

September 30, 2009. In considering the performance of the Alternative Beta Fund, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility.

In evaluating the investment performance of the Alternative Beta Fund, the Board noted that: (1) the Alternative Beta Fund outperformed its Morningstar category median for the year-to-date period and experienced performance even with that of its Morningstar category median for the most recent calendar quarter; (2) the Alternative Beta Fund underperformed its benchmark index for all periods presented; and (3) the Alternative Beta Fund is ranked in its Morningstar category in the third quintile for all periods presented.

The Board also noted that the Alternative Beta Fund’s investment objective is to approximate the return of the beta component of hedge funds as a broad asset class represented by the HFRI Fund Weighted Composite Index (the “HFRI Index”), and that the performance of the Alternative Beta Fund has closely tracked that of the HFRI Index during the periods considered. The Board concluded that the performance of the Alternative Beta Fund has been satisfactory.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Alternative Beta Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Alternative Beta Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Alternative Beta Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Alternative Beta Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of

23

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the management fee and expense ratio for the Alternative Beta Fund, the Board noted that the management fee for the Alternative Beta Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Alternative Beta Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Alternative Beta Fund. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Alternative Beta Fund, relating to (i) the Alternative Beta Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Alternative Beta Fund both with and without the profitability of the distributor of the Alternative Beta Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Alternative Beta Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Alternative Beta Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Alternative Beta Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Alternative Beta Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Alternative Beta Fund’s Adviser and its affiliated companies, on the one hand, and by the Alternative Beta Fund, on the other hand, as the assets of the Alternative Beta Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of additional breakpoints with respect to the Alternative Beta Fund at this time.

24

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Strategic Allocation Conservative Fund

ING Strategic Allocation Growth Fund

ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Opportunistic LargeCap Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Fund

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Asia-Pacific Real Estate Fund

ING Emerging Countries Fund

ING European Real Estate Fund

ING Foreign Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global Fixed-Income Fund

ING Global Bond Fund

Global and International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Classic Money Market Fund

ING Money Market Fund

*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Distributor

ING Funds Distributor, LLC

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

301 Bellevue Parkway

Wilmington, Delaware 19809

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-ALTBETA	(0410-061810)

Semi-Annual Report

April 30, 2010

Classes A, C, I and W

Global Fund-of-Funds

■ ING Global Target Payment Fund

 E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund’s investment objectives, risks, charges, expenses and other information. This information should be read carefully.

President’s Letter	1
Market Perspective	2
Portfolio Managers’ Report	4
Shareholder Expense Examples	6
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Portfolio of Investments	19
Additional Information	21
Advisory Contract Approval Discussion	22

Go Paperless with E-Delivery!
Sign up now for on-line prospectuses, fund reports, and proxy statements. In less than five minutes, you can help reduce paper mail and lower fund costs.

Just go to www.ingfunds.com, click on the E-Delivery icon from the home page, follow the directions and complete the quick 5 Steps to Enroll.

You will be notified by e-mail when these communications become available on the internet. Documents that are not available on the internet will continue to be sent by mail.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Fund’s website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330; and is available upon request from the Fund by calling Shareholder Services toll-free at (800) 992-0180.

(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Greek Tragedy: Again!

Dear Shareholder,

As overused as it may be at this point, the metaphor really is apt: ironic parallels exist between ancient Greek drama and today’s sovereign crisis. A common theme of Greek tragedy is that capricious events lead people to make poor decisions. Following the logic of the situation, the characters go on to mismanage their affairs so badly that the gods are forced to intervene. In ancient Greek theatre, the gods came to the rescue by descending on a platform lowered from above the stage. In today’s drama, this role is filled by the European Central Bank (“ECB”), and the platform comes complete with a thundering Zeus (in the form of Germany), who, as in ancient times, scolds the Greeks for their errant ways as he reorders their affairs.

Is there a lesson to be drawn from these parallels, other than that life imitates art? I think there are two, in fact: the first is that a bad start can often lead to a bad outcome. When Greece joined the euro zone as a “peripheral” nation, its economy was not competitive with core members such as France and Germany. By joining the currency bloc, Greece forfeited control of its monetary policy to the ECB; stripped of the ability to devalue its currency or lower interest rates, Athens was left with only painful choices to resolve its fiscal problems.

The second lesson is that individuals, nations or currency zones seldom let the “unthinkable” occur. In life, as in art, the worst possible outcome is letting things get totally out of control. For all its grandstanding, the ECB never really had the option of abandoning Greece without also giving up on the euro.

A common element of tragedy is the failure of local authority and its pre-emption by outside powers. Here in the United States, as we contemplate the European sovereign debt crisis and attempt to gauge its impact on our fortunes, we need to remember that we too are deeply in debt to outsiders. For now, we’re seen as a safe haven, but if we continue to avoid addressing our own budget deficit, at some point we could find ourselves facing the hostility of the global debt markets.

All the more reason, if you are a U.S.-based investor, to make sure your long-term investment program is well diversified globally. As the global economy continues to recover from the recession, economic regions are likely to fare differently, and you want the potential to benefit from those differentials.

We have long recommended a broadly diversified asset mix as most likely to serve your financial needs. Should you choose to add to your portfolio’s global diversification, please discuss prospective changes thoroughly with your investment advisor before taking action.

Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
May 13, 2010

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

For more complete information, or to obtain a prospectus for any ING Fund, please call your investment professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your investment professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2010

In the first half of the new fiscal year, despite various shocks to confidence, global equities in the form of the MSCI World IndexSM(1) measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), returned 12.17%. (The MSCI World IndexSM(1) returned 9.40% for the six months ended April 30, 2010, measured in U.S. dollars.)

If investors were close to despair in late 2008 and the beginning of 2009, then from early-March 2009 they started to take comfort from a few “green shoots” of less bad news in a financial world that remained fraught with danger. The prices of risky assets rebounded sharply.

But by the end of October the mood had changed again. Few investors still believed that the global financial system was on the verge of collapse. Most accepted glumly that governments and central banks had pulled it from the brink by supporting failing institutions at enormous fiscal cost, swollen further by measures to bolster demand against the recession that followed the credit crisis. But stimulative programs must end, interest and tax rates must rise, over-extended households must cut back. Whether consumer and business demand could recover quickly and firmly enough to sustain a new cycle of growth, was the nagging doubt that kept investor sentiment fragile through April, even if the worst of the crisis had passed.

Evidence of recovery continued to build, with the inevitable “ifs” and “buts”.

The housing market had always been in the eye of the financial storm, which broke not long after home prices started to fall in January 2007 (based on the Standard & Poor’s (“S&P”)/Case-Shiller 20-City Composite Home Price Index(2), year-over-year). After sliding for more than three years, a 0.6% annual increase was finally recorded in February 2010.

The employment situation has been slow to show real improvement. The unemployment rate peaked at 10.1% in October 2009 but was still as high as 9.7% in March 2010. That month payrolls were up by 162,000, the most since March 2007 and the third increase in five months. But 44.1% of the almost 15 million unemployed have been unemployed for at least 27 weeks. Wage growth remains understandably weak.

On the business front, there were bright spots in the purchasing managers’ indices, which by April indicated the fastest expansion in manufacturing since 2004 and in service industries since 2006.

U.S. gross domestic product (“GDP”) growth for the fourth quarter of 2009 was reported at 5.6% at an annual rate, a rousing performance flattered however, by inventory rebuilding which accounted for two thirds of it. The preliminary reading for the first quarter of 2010 was a better balanced 3.2%.

The most significant overseas news came from China and Greece. China, now the world’s biggest exporter, resumed GDP growth above 10% in the fourth quarter of 2009, tempered by over-investment and a property price bubble that caused the Bank of China repeatedly to restrict lending, thereby threatening global recovery. In profligate Greece, with a 2009 budget deficit of 13.6% and existing sovereign debt above 100% of GDP, default on billions of euro of maturing bonds loomed. Standard and Poor’s downgraded Greece’s long term debt to “junk” status. Eurozone countries, with no single voice, dithered on the need for a bail-out, its size, terms and the involvement of the International Monetary Fund (“IMF”). The yields on Greece’s government bonds ballooned. Signs of contagion to other high deficit countries like Portugal and Spain were visible and some feared for the future of the euro itself. On April 23, Greece, amid strikes and riots, officially called for a life-line, but by April 30 it still dangled out of reach.

This had a pronounced effect on currencies. The dollar rose 11.8% against the euro and 8.3% against the pound: another high budget-deficit currency, but just 3.4% against the yen. In addition, rumblings of discontent about China’s pegged exchange rate could be heard again on Capitol Hill.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index(3) of investment grade bonds returned 2.54% in the six months through April, with investment grade corporates (represented by the Barclays Capital Corporate Investment Grade Bond Index(4)) returning 4.83% and outperforming Treasuries (represented by the Barclays Capital U.S. Treasury Index(5)) which returned 0.89%, while high yield bonds (represented by the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index(6)) did better still with a return of 11.60%.

U.S. equities, represented by the S&P 500® Composite Stock Price (“S&P 500®”) Index(7) including dividends, surged 15.66% in the first half of the fiscal year, with mostly improving company earnings and economic reports vying for supremacy in investors’ minds with European sovereign debt problems, Chinese lending restrictions and some unexpected legal and legislative attacks on banks. After nine straight quarters of annual decline, S&P 500® profits increased substantially in the fourth quarter of 2009 and the first quarter of 2010,

MARKET PERSPECTIVE:  SIX MONTHS ENDED APRIL 30, 2010

leading to higher future estimates and more attractive valuations.

In international markets, the MSCI Japan® Index(8) returned 11.89% for the six months through April, its export-oriented industries supported by a rebounding global economy. There remained much to worry about however, with prices falling for 13 months and wages for 21 months before recording a gain in March. The MSCI Europe ex UK® Index(9) added 7.06%, but declined in April, unnerved by Greece’s refinancing problems and the broader, deeper dangers. Despite stalled GDP growth in the fourth quarter of 2009, consumer sentiment was improving and the closely-watched composite manufacturing/service industries purchasing managers’ index reached the highest level since August 2007. The MSCI UK® Index(10) gained 11.77%, despite an April pull-back. The U.K. had to wait until the fourth quarter of 2009 for GDP growth, 0.4%, while investors faced the deflationary prospect of a 10.87% budget deficit, against which decisive action would be difficult after a probably inconclusive election result. But the weaker pound was boosting exports and U.K. stocks were among the cheapest in Europe.

(1)  The MSCI World IndexSM is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The S&P/Case-Shiller 20-City Composite Home Price Index is a composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.

(3)  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(4)  The Barclays Capital Corporate Investment Grade Bond Index is the corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

(5)  The Barclays Capital U.S. Treasury Index is an unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

(6)  The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index is an unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

(7)  The S&P 500® Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(8)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Fund’s performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING GLOBAL TARGET PAYMENT FUND	PORTFOLIO MANAGERS’ REPORT

ING Global Target Payment Fund’s (“Global Target Payment” or the “Fund”) primary investment objective is to meet its managed payment policy* (“MPP”) while seeking to preserve investors’ capital over the long term. The Fund’s secondary investment objective is to seek the potential for long-term capital appreciation. The Fund invests in a combination of other ING Funds (“Underlying Funds”) according to target allocations. The Fund is managed by Paul Zemsky and Heather Hackett, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.**

Risks specific to MPP: The Fund’s MPP is designed to make consistent payments once per month throughout each calendar year, excluding any additional distributions required to comply with applicable law. Under the MPP, the dollar amount of the Fund’s scheduled monthly payments for a particular calendar year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Accordingly, the dollar amount of the Fund’s monthly cash payments could go up or down substantially from one year to the next and over time depending on, among other things, the performance of the financial markets in which the Fund invests, the allocation of Fund assets across different asset classes and investments, the performance of the Fund’s investment strategies, and the amount and timing of prior payments by the Fund. It is also possible for your payments from the Fund to go down substantially from one year to the next and over time, depending on the timing of your investments in the Fund. Any redemptions you make from your Fund account will proportionately reduce the amount of future cash payments you will receive from the Fund.

Performance: For the six month period ended April 30, 2010, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.23%, compared to the Dow Jones Moderate Index — Global Series(1) and the Composite Index(2) which returned 9.89% and 8.58%, respectively, for the same period.

During the six month period ended April 30, 2010, the Fund made level monthly payments of $0.045 per share for Class A shares. Through its investment strategies, the Fund was able to achieve its investment objectives of meeting its managed payment policy while seeking to preserve investors’ capital over the long-term and the potential for long-term capital appreciation. A portion of the monthly distribution payments made by the Fund may constitute a return of capital. Each month, the Fund will provide disclosures with distribution payments made that estimate the percentages of the year-to-date distributions through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the Fund’s tax year end of December 31, the Fund may re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any.

Portfolio Specifics: For the reporting period, the Fund underperformed after the deduction of fees and expenses. At the end of March, we eliminated the Fund’s overweight to global bonds in favor of an overweight in high yield bonds funded by an underweight in domestic bonds. Since this move, the Fund has maintained an overweight of emerging markets equities and an underweight of international equities.

The Fund’s option portfolio generally detracted from performance as equities continued to rally, particularly in the early months. Some of the options expired worthless mid-period as a sell-off occurred. The largest relative contributors among the Underlying Funds were ING Intermediate Bond Fund and ING Global Bond Fund, which benefited from overweights to spread products including corporate, non-agency residential mortgage-backed securities, and commercial mortgage-backed securities. ING Global Equity Dividend Fund, ING International Index Plus Fund and ING Emerging Countries Fund also benefited performance.

The combination of an ongoing global economic recovery and loose monetary policy provided a benign backdrop for global equities, including equities held by ING Emerging Countries Fund. One of the largest relative detractors among the Underlying Funds was ING Alternative Beta Fund. ING Small Company Fund was hurt by weak stock selection within technology and healthcare. The average long equity position in ING Tactical Asset Allocation Fund was a drag on performance. ING Global Real Estate Fund trailed its benchmark because of sub-par stock selection in the Asia-Pacific region and an underweight to the outperforming North American markets. ING High Yield Bond Fund and ING MidCap Opportunities Fund also underperformed their respective benchmarks.

Target Allocations
as of April 30, 2010
(percent of net assets)

Large Cap Domestic	16%
Mid Cap Domestic	5%
Small Cap Domestic	5%
Developed Markets	25%
Emerging Markets	10%
Real Estate	5%
Alternatives	5%
Fixed Income	29%

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: At the end of April, our concern shifted to the increasingly serious sovereign debt crisis in Europe. In the beginning of May, eurozone governments, the European Central Bank and the International Monetary Fund made an aggressive policy response to the continent’s sovereign debt crisis and the financial turbulence it has engendered. While these measures do not address serious regional imbalances within Europe or the structural problems inherent in the single currency, they should, in our view, stem the near-panic conditions that had emerged on global markets. For European governments, the measures provide time to address longer-term problems if they take advantage of the opportunity. For investors, the measures greatly reduce the likelihood that the sovereign debt crisis sets off a renewed wave of financial dislocation that could threaten global economic recovery.

The Fund’s current approximate target investment allocations among the Underlying Funds are set out in the table. As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown.

Assets are allocated among the Underlying Funds and markets based on judgments made by the Sub-Adviser. The performance of the Fund reflects the performance of the Underlying Funds in which it invests and the weightings of the Fund’s assets in each Underlying Fund.

There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other asset classes. For example, the Fund may be underweighted in assets or a market that is experiencing significant gains or overweighted in assets or a market with significant declines.

*	Please see the Fund’s “Additional Information” section regarding the MPP on page 21.

**	Effective November 13, 2009, Stéphane Arvanitis and Heather Hackett were added as portfolio managers to the Fund. Effective February 19, 2010, Stéphane Arvanitis is no longer a portfolio manager to the Fund.

(1)	The Dow Jones Moderate Index — Global Series is an unmanaged index that represents a multi-asset portfolio consisting of three Composite Major Asset Classes (“CMACs”): global equities, bonds, and cash. Each CMAC represents a basket of Dow Jones portfolio indexes. For the Dow Jones Global Moderate Index, the CMACs are allocated in proportions, allowing the portfolio to maintain the overall risk level equal to 60% of the downside risk of the equity CMAC. The Dow Jones Global Moderate Index is rebalanced on a monthly basis.

(2)	The Composite Index is comprised of the asset class indices that correspond with the particular asset classes in which the Fund invests and their benchmark weightings. See page 5 for additional information.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

ING GLOBAL TARGET PAYMENT FUND	ADDITIONAL INFORMATION

The Fund seeks to obtain its investment objective by investing in a combination of Underlying Funds according to its target allocations. The Fund is managed by ING Investment Management Co. — the Sub-Adviser.

Portfolio Specifics: The Sub-Adviser uses the ING Global Target Payment Fund Composite Index (“Composite Index”) as a benchmark to which it compares the performance of the Fund. The Composite Index is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in the Composite Index, as a percentage of the Composite Index.
	Standard & Poor’s 500® Composite Stock Price Index(1)	Standard & Poor’s MidCap 400 Index(2)	Standard & Poor’s SmallCap 600 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East® Index(4)	Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index(5)	Morgan Stanley Capital International Emerging Markets IndexSM(6)	Standard & Poor’s/ Citigroup Developed Property Index(7)	Barclays Capital U.S. Aggregate Bond Index(8)	HFRX Global Hedge Fund(9)

ING Global Target Payment Fund Composite Index	16%	5%	5%	22%	4%	9%	5%	29%	5%

(1)	The Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index”) is an unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the U.S.

(2)	The Standard & Poor’s MidCap 400 Index (“S&P MidCap 400 Index”) is an unmanaged market capitalization-weighted index of 400 mid-capitalization stocks chosen for market size, liquidity, and industry group representation.

(3)	The Standard & Poor’s SmallCap 600 Index (“S&P SmallCap 600 Index”) is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(4)	The Morgan Stanley Capital International Europe, Australasia and Far East® Index (“MSCI EAFE® Index”) is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

(5)	The Morgan Stanley Capital International Europe, Australasia and Far East® Small Cap Index (“MSCI EAFE® Small Cap Index”) is an unmanaged, market-weighted index of small companies in developed markets, excluding the U.S. and Canada.

(6)	The Morgan Stanley Capital International Emerging Markets IndexSM (“MSCI EM IndexSM”) is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

(7)	The Standard & Poor’s/Citigroup Developed Property Index is an unmanaged float-adjusted index which defines and measures the investable universe of publicly traded property companies domiciled in developed countries that derive more than half of their revenue from property-related activities, such as property ownership, management, development, rental and investment.

(8)	The Barclays Capital U.S. Aggregate Bond Index (“BCAB Index”) is a widely recognized, unmanaged index of publicly issued fixed rate U.S. government, investment grade, mortgage-backed, asset backed and corporate debt securities.

(9)	The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eight strategies; convertible arbitrage, distressed securities, equity hedge, equity market neutral, event drive, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry.

The following table illustrates the asset allocations of the Fund to the underlying asset class target allocations as of April 30, 2010.
Underlying Asset Allocation Targets(1)	ING Global Target Payment Fund
Equity Stock	66%
Fixed-Income Investments	29%
Alternative Strategies	5%
Cash Equivalents	0%

(1)	Fund’s current approximate target allocations (expressed as a percentage of its net assets). As these are target allocations, the actual allocations of the Fund’s assets may deviate from the percentages shown. Although the Fund expects to be fully invested at all times, it may maintain liquidity reserves to meet redemption requests.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b–1) fees, and other fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 to April 30, 2010. The Fund’s expenses are shown without the imposition of any sales charges or fees. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Fund Return				Hypothetical (5% return before expenses)
ING Global Target Payment Fund	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended April 30, 2010*	Beginning Account Value November 1, 2009	Ending Account Value April 30, 2010	Annualized Expense Ratio(1)	Expenses Paid During the Period Ended April 30, 2010*

Class A	$1,000.00	$1,092.30	0.44%	$2.28	$1,000.00	$1,022.61	0.44%	$2.21
Class C	1,000.00	1,088.80	1.19	6.16	1,000.00	1,018.89	1.19	5.96
Class I	1,000.00	1,093.80	0.19	0.99	1,000.00	1,023.85	0.19	0.95
Class W	1,000.00	1,094.00	0.19	0.99	1,000.00	1,023.85	0.19	0.95

*	Expenses are equal to the Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half-year.

(1)	The annualized expense ratios do not include expenses of Underlying Funds.

STATEMENT OF ASSETS AND LIABILITIES AS OF APRIL 30, 2010 (UNAUDITED)

ASSETS:
Investments in affiliated underlying funds*	$40,889,154
Cash	234,959
Receivables:
Fund shares sold	647,693
Dividends and interest	50,649
Prepaid expenses	45,418
Reimbursement due from manager	15,556
Total assets	41,883,429

LIABILITIES:
Payable for investment securities purchased	105,975
Payable for fund shares redeemed	16,189
Income distribution payable	134,862
Payable to affiliates	14,858
Payable for directors fees	1,060
Other accrued expenses and liabilities	76,660
Written optionsˆ	52,622
Total liabilities	402,226
NET ASSETS	$41,481,203

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$44,425,276
Distributions in excess of net investment income	(571,286)
Accumulated net realized loss	(3,806,457)
Net unrealized appreciation	1,433,670
NET ASSETS	$41,481,203
Class A:
Net assets	$35,124,416
Shares outstanding(1)	4,086,681
Net asset value and redemption price per share	$8.59
Maximum offering price per share (5.75%)(2)	$9.11

Class C:
Net assets	$2,534,124
Shares outstanding(1)	285,348
Net asset value, redemption price and maximum offering price per share(3)	$8.88

Class I:
Net assets	$2,561,068
Shares outstanding(1)	298,085
Net asset value, redemption price and maximum offering price per share	$8.59

Class W:
Net assets	$1,261,595
Shares outstanding(1)	147,063
Net asset value, redemption price and maximum offering price per share	$8.58

* Cost of investments in affiliated underlying funds	$39,520,552
ˆ Premiums received on written options	$117,690
(1) 100,000,000 shares authorized; $0.001 par value.
(2) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.
(3) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2010 (UNAUDITED)

INVESTMENT INCOME:
Dividends from affiliated underlying funds	$668,870
Interest	34
Total investment income	668,904

EXPENSES:
Investment management fees	13,720
Distribution and service fees:
Class A	39,585
Class C	6,760
Transfer agent fees	3,076
Administrative service fees	17,150
Shareholder reporting expense	29,638
Registration fees	33,849
Professional fees	23,728
Custody and accounting expense	1,374
Directors fees	1,151
Miscellaneous expense	3,236
Total expenses	173,267
Net waived and reimbursed fees	(94,341)
Net expenses	78,926
Net investment income	589,978

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Sale of affiliated underlying funds	307,832
Capital gain distributions from affiliated underlying funds	6,285
Written options	24,788
Net realized gain	338,905
Net change in unrealized appreciation or depreciation on:
Affiliated underlying funds	1,997,691
Written options	(23,837)
Net change in unrealized appreciation or depreciation	1,973,854
Net realized and unrealized gain	2,312,759
Increase in net assets resulting from operations	$2,902,737

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	Six Months Ended April 30, 2010	Year Ended October 31, 2009
FROM OPERATIONS:
Net investment income	$589,978	$784,008
Net realized gain (loss)	338,905	(3,181,426)
Net change in unrealized appreciation or depreciation	1,973,854	6,873,885
Increase in net assets resulting from operations	2,902,737	4,476,467

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(871,972)	(758,555)
Class C	(35,179)	(10,482)
Class I	(13,991)	(76)
Class W	(30,738)	(36,589)
Net realized gains:
Class A	—	(686,878)
Class C	—	(18,834)
Class I	—	(61)
Class W	—	(28,370)
Return of capital:
Class A	(156,197)	(408,172)
Class C	(5,137)	(11,192)
Class I	(13)	(36)
Class W	(5,525)	(16,859)
Total distributions	(1,118,752)	(1,976,104)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	9,832,738	6,202,226
Reinvestment of distributions	341,996	451,842
	10,174,734	6,654,068
Cost of shares redeemed	(1,833,320)	(2,499,510)
Net increase in net assets resulting from capital share transactions	8,341,414	4,154,558
Net increase in net assets	10,125,399	6,654,921

NET ASSETS:
Beginning of period	31,355,804	24,700,883
End of period	$41,481,203	$31,355,804
Distributions in excess of net investment income at end of period	$(571,286)	$(209,384)

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (UNAUDITED)

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations				Less distributions						Ratios to average net assets				Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions (2)(3)(4)	Expenses, net of fee waivers and/or recoupments, if any (2)(3)(4)	Expenses, net of all reductions/ additions (2)(3)(4)	Net investment income (loss) (2)(3)(4)	Net assets, end of year or period	Portfolio turnover
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Class A
04-30-10	8.12	0.15	•	0.59	0.74	0.23	—	0.04	0.27	8.59	9.23	0.99	0.44	0.44	3.49	35,124	8
10-31-09	7.49	0.22	•	0.96	1.18	0.23	0.20	0.12	0.55	8.12	16.92	1.55	0.49	0.49	3.00	29,211	40
07-01-08(5)-10-31-08	10.00	0.06		(2.37)	(2.31)	0.20	—	—	0.20	7.49	(23.39)	1.37	0.47	0.47	1.73	23,218	7
Class C
04-30-10	8.38	0.10	•	0.63	0.73	0.19	—	0.04	0.23	8.88	8.88	1.74	1.19	1.19	2.32	2,534	8
10-31-09	7.69	0.14	•	1.02	1.16	0.15	0.20	0.12	0.47	8.38	15.99	2.30	1.24	1.24	1.87	1,032	40
08-29-08(5)-10-31-08	9.95	0.02		(2.19)	(2.17)	0.09	—	—	0.09	7.69	(21.89)	2.12	1.22	1.22	2.17	385	7
Class I
04-30-10	8.12	0.06	•	0.69	0.75	0.24	—	0.04	0.28	8.59	9.38	0.74	0.19	0.19	1.59	2,561	8
10-31-09	7.50	0.24	•	0.95	1.19	0.25	0.20	0.12	0.57	8.12	17.15	1.30	0.24	0.24	3.31	2	40
07-01-08(5)-10-31-08	10.00	0.06		(2.35)	(2.29)	0.21	—	—	0.21	7.50	(23.22)	1.12	0.22	0.22	1.95	2	7
Class W
04-30-10	8.11	0.16	•	0.59	0.75	0.24	—	0.04	0.28	8.58	9.40	0.74	0.19	0.19	3.78	1,262	8
10-31-09	7.48	0.25	•	0.95	1.20	0.25	0.20	0.12	0.57	8.11	17.33	1.30	0.24	0.24	3.38	1,111	40
07-01-08(5)-10-31-08	10.00	0.07		(2.38)	(2.31)	0.21	—	—	0.21	7.48	(23.43)	1.12	0.22	0.22	2.18	1,096	7

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and excluding the deduction of sales charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Fund. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Fund. Net investment income (loss) is net of all such additions or reductions.

(4)	Expense ratios do not include expenses of Underlying Funds.

(5)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. ING Series Fund, Inc. (the “Company”) was incorporated under the laws of the state of Maryland on June 17, 1991 and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. There are fifteen separate active investment series, which comprise the Company. This report is for ING Global Target Payment Fund (“Global Target Payment” or the “Fund”) which is a diversified series of the Company.

The investment objective of the Fund is discussed in the Fund’s prospectus.

The Fund offers the following classes of shares: Class A, Class C, Class I and Class W. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund’s portfolio, pro rata, based on the average daily net assets of each class, without discrimination between share classes. Common expenses of the Fund (including custodial asset-based fees, legal and audit fees, printing and mailing expenses, transfer agency out-of-pocket expenses, and fees and expenses of the independent trustees) are allocated to the Fund in proportion to its average net assets. Expenses directly attributable to a particular fund (including advisory, administration, custodial, transaction-based, registration, other professional distribution and/or service fees, certain taxes, and offering costs) are charged directly to the Fund. Differences in per share dividend rates generally result from the differences in separate class expenses, including distribution and shareholder servicing fees.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements, and such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at the net asset value (“NAV”). Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost which generally approximates market value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Fund’s Board of Directors (the “Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its next NAV may also be valued at their fair values as defined by the 1940 Act and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. The valuation techniques applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s next NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement data. Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1”, inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3”. The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Fund’s investments under these levels of classification is included following the Portfolio of Investments.

For the six months ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Capital gain dividends from Underlying Funds are recorded as distributions of realized gains from affiliated Underlying Funds.

C.  Distributions to Shareholders. The Fund records distributions to its shareholders on the ex-dividend date. Dividends from net investment income and net realized gains, if any, are declared and paid monthly by the Fund with payments adjusted once a year each January. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

The Fund’s managed payment policy (“Managed Payment Policy”) is designed to make level payments once per month throughout each calendar year. Under the Managed Payment Policy, the dollar amount of the Fund’s scheduled monthly payments for a particular year generally will increase or decrease each January based on the Fund’s performance over the previous three years. Please see the “Additional Information” section for information regarding the Fund’s Managed Payment Policy.

D.  Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Fund’s tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

E.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Risk Exposures and the use of Derivative Instruments. The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Fund to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that it believes to be creditworthy at the time of the transaction. To reduce this risk, the Fund generally enters into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter (“OTC”) derivative and forward foreign currency contracts, entered into by the Fund and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

The Fund may also enter into collateral agreements with certain counterparties to further mitigate OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to the Fund is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For purchased OTC options, the Fund bears the risk of loss in the amount of the premiums paid and the change in market value of the options should the counterparty not perform under the contracts. The Fund did not enter into any purchased OTC options during the period ended April 30, 2010.

The Fund has credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s NAV, which could cause the Fund to accelerate payment of any net liability owed to the counterparty. The contingent features are established within the Fund’s Master Agreements.

Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. As of April 30, 2010, the total value of written OTC call options subject to Master Agreements in a net liability position was $52,622. If a contingent feature had been triggered, the Fund could have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its open written OTC call options at year end.

G.  Options Contracts. The Fund may purchase put and call options and may write (sell) put options and covered call options. The Fund may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. An amount equal to the proceeds of the premium received by the Fund upon the writing of a put or call option is included in the Statement of Assets and Liabilities as an asset and equivalent liability which is subsequently marked-to-market until it is exercised or closed, or it expires. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

During the six months ended April 30, 2010, the Fund has written options on equity indices in an attempt to generate gains from option premiums as a means of enhancing payments to shareholders and reducing volatility. Because the performance of the indices underlying each call option are expected to correlate closely with the performance of one or more of the affiliated underlying funds, during the term of each call option the Fund will be effectively giving up all or a portion of the benefits it would otherwise realize from a potential increase in the value of such affiliated underlying funds. Thus, the Fund’s option strategy may limit the Fund’s ability to benefit from appreciation of the affiliated underlying funds. At the same time, the premium received in connection with the sale of call options may partially offset potential declines in value of the affiliated underlying funds during periods of declining markets. Please refer to Note 9 for the volume of written option activity during the period ended April 30, 2010.

H. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, management believes, based on experience, the risk of loss from such claims is considered remote.

NOTE 3 — INVESTMENTS IN AFFILIATED UNDERLYING FUNDS

For the six months ended April 30, 2010, the cost of purchases and proceeds from the sales of the Affiliated Underlying Funds were $10,172,046 and $2,868,183, respectively.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

ING Investments, LLC (“ING Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the investment adviser to the Fund. The Investment Adviser serves pursuant to an amended investment management agreement (“Management Agreement”) between the Investment Adviser and the Company, on behalf of the Fund. The Management Agreement compensates the Investment Adviser with a fee of 0.08%, based on the average daily net assets of the Fund.

ING Funds Services, LLC (“IFS”) acts as an administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.10% of its average daily net assets.

ING Funds Distributor, LLC (“IFD” or “Distributor”) is the principal underwriter for the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or the “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser. The Distributor, IFS, ING IM and ING Investments are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

On October 19, 2008, ING Groep announced that it reached an agreement with the Dutch government to strengthen its capital position. ING Groep issued non-voting core Tier-1 securities for a total consideration of EUR 10 billion to the Dutch State. The transaction boosted ING Bank’s core Tier-1 ratio, strengthened the insurance balance sheet and reduced ING Groep’s Debt/Equity ratio.

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan (“Restructuring Plan”) was submitted to the European Commission (“EC”), which approved it on November 18, 2009. ING Groep expects that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING Investment Management) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

On December 21, 2009, ING Groep announced that it has completed its planned repurchase of EUR 5 billion of Core Tier 1 securities issued in November 2008 to the Dutch state and its EUR 7.5 billion rights issue.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund (except Class I and Class W) has adopted a plan pursuant to Rule 12b-1 under the 1940 Act and/or a Shareholder Services Plan (the “Plans”), whereby the Distributor is compensated by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the Plans, the Distributor is entitled to a payment each month for expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:
Class A	Class C
0.25%	1.00%

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A and Class C shares. For the six months ended April 30, 2010, the Distributor retained the following amounts in sales charges:
	Class A	Class C
Initial Sales Charges	$19,972	N/A
Contingent Deferred Sales Charge	—	$2,319

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At April 30, 2010, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):
Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Total
$2,603	$3,254	$9,001	$14,858

At April 30, 2010, Reliastar Life Insurance Company and ING Investment Management LLC, both indirect wholly-owned subsidiaries of ING Groep, owned 52.42% and 6.24%, respectively, of the Fund.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Fund has a common owner that owns over 25% of the outstanding securities of the Fund, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Fund.

The Company has adopted a Deferred Compensation Plan (“Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At April 30, 2010, the Fund had the following payable included in Other Accrued Expenses and Liabilities on the Statement of Assets and Liabilities that exceeded 5% of total liabilities:

Accrued Expenses	Amount
Professional	$30,170
Postage	36,744

NOTE 8 — EXPENSE LIMITATION AGREEMENT

The Investment Adviser has voluntarily entered into a written amended and restated expense limitation agreement (“Expense Limitation Agreement”) with the Fund to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses to the levels listed below:
Class A(1)	Class C(1)	Class I(1)	Class W(1)
1.30%	2.05%	1.05%	1.05%

(1)	These operating expense limits take into account operating expenses incurred at the Underlying Fund level.

The Investment Adviser may at a later date recoup from the Fund management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

accompanying Statement of Operations for the Fund. Amounts payable by the Investment Adviser are reflected on the accompanying Statement of Assets and Liabilities for the Fund.

As of April 30, 2010, the amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
April 30,
2011	2012	2013	Total
—	$219,648	$232,465	$452,113

NOTE 8 — EXPENSE LIMITATION AGREEMENT (continued)

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice to the Fund of the termination of the Expense Limitation Agreement at least 90 days prior the end of the then current term.

NOTE 9 — WRITTEN OPTIONS

Transactions in written OTC call options were as follows:
	Number of Contracts	Premium
Balance at 10/31/09	41,799	$117,406
Options Written	275,134	678,272
Options Terminated in Closing Purchase Transactions	(99,950)	(383,290)
Options Expired	(164,131)	(294,698)
Balance at 04/30/10	52,852	$117,690

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:
	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Class A
04-30-10	605,495	32,379	(147,335)	490,539	5,170,426	272,827	(1,250,877)	4,192,376
10-31-09	708,888	48,318	(259,346)	497,860	5,233,212	355,234	(1,917,574)	3,670,872
Class C
04-30-10	193,398	2,965	(34,108)	162,255	1,707,813	25,854	(295,679)	1,437,988
10-31-09	93,337	3,419	(23,755)	73,001	712,152	25,789	(191,864)	546,077
Class I
04-30-10	296,165	1,620	—	297,785	2,606,250	13,920	—	2,620,170
10-31-09	—	—	(1)	(1)	—	—	(8)	(8)
Class W
04-30-10	40,490	3,497	(33,954)	10,033	348,249	29,395	(286,764)	90,880
10-31-09	35,119	9,790	(54,302)	(9,393)	256,862	70,819	(390,064)	(62,383)

NOTE 11 — CONCENTRATION OF RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. The Fund’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by the Fund and their corresponding risks, see the Fund’s most recent Prospectus and/or the Statement of Additional Information.

The Fund is also affected by other kinds of risks, depending on the types of securities held or strategies used by an Underlying Fund.

Asset Allocation. Assets will be allocated among Underlying Funds and markets based on judgments by the Adviser or Sub-Adviser. There is a risk that the Fund may allocate assets to an Underlying Fund or market that underperforms other funds or asset classes.

Foreign Securities. Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Fund and certain Underlying Funds may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund and certain Underlying Funds. Foreign investments may also subject the Fund or Underlying Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-|$$|Aga-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Fund or Underlying Funds’ investments.

NOTES TO FINANCIAL STATEMENTS AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions in the current tax period ending April 30, 2010 has been estimated below and may change after the Fund’s tax year-end of December 31, 2010. The tax composition of dividends and distributions to shareholders was as follows:
Four Months Ended April 30, 2010	Tax Year Ended December 31, 2009
Ordinary Income	Ordinary Income	Return of Capital
$767,480	$1,386,647	$603,130

The tax-basis components of distributable earnings as of the Fund’s tax year-end of December 31, 2009 were:
Unrealized Appreciation	Post-October Capital Loss Deferred	Capital Loss Carryforward	Expiration Date
$287,754	$(994,054)	$(2,633,422)	2017

The Fund’s major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is the Fund’s initial tax year, 2008.

As of April 30, 2010, no provisions for income tax would be required in the Fund’s financial statements as a result of tax positions taken on federal income tax returns for open tax years. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 13 — SUBSEQUENT EVENTS

Dividends: Subsequent to April 30, 2010, the Fund declared dividends of:
	Per Share Amount	Payable Date	Record Date
Class A	$0.0450	June 1, 2010	May 27, 2010
Class C	0.0400	June 1, 2010	May 27, 2010
Class I	0.0470	June 1, 2010	May 27, 2010
Class W	0.0470	June 1, 2010	May 27, 2010

The Fund has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events), to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than above, no such subsequent events were identified.

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2010 (UNAUDITED)

ING GLOBAL TARGET PAYMENT FUND

Shares				Value
AFFILIATED INVESTMENT COMPANIES: 98.6%
182,995	@	ING Alternative Beta Fund - Class I		$2,040,398
198,351	@	ING Emerging Countries Fund - Class I		5,278,117
198,984		ING Global Equity Dividend Fund - Class I		2,017,701
136,542		ING Global Real Estate Fund - Class I		2,076,811
168,004		ING High Yield Bond Fund - Class I		1,258,349
957,866		ING Index Plus International Equity Fund - Class I		7,576,724
1,160,931		ING Intermediate Bond Fund - Class I		10,854,708
121,250	@	ING MidCap Opportunities Fund - Class I		2,074,588
151,689	@	ING Small Company Fund - Class I		2,067,516
664,811		ING Tactical Asset Allocation Fund - Class I		5,644,242
		Total Investments in Affiliated Investment Companies (Cost $39,520,552)*	98.6%	$40,889,154
		Other Assets and Liabilities - Net	1.4	592,049
		Net Assets	100.0%	$41,481,203

@	Non-income producing security
*	Cost for federal income tax purposes is $40,954,593.
	Net unrealized depreciation consists of:
	Gross Unrealized Appreciation	$1,667,439
	Gross Unrealized Depreciation	(1,732,878)
	Net Unrealized Depreciation	$(65,439)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of April 30, 2010 in valuing the Fund’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 4/30/2010
Asset Table
Investments, at value
Affiliated Investment Companies	$40,889,154	$—	$—	$40,889,154
Total Investments, at value	$40,889,154	$—	$—	$40,889,154

Liabilities Table
Other Financial Instruments+:
Written options	—	(52,622)	—	(52,622)
Total Liabilities	$—	$(52,622)	$—	$(52,622)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Fund. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS

AS OF APRIL 30, 2010 (UNAUDITED) (CONTINUED)

ING GLOBAL TARGET PAYMENT FUND

Written OTC Call Options

ING Global Target Payment Fund Written Call Options open on April 30, 2010:
# of Contracts	Counterparty	Description	Expiration Date	Strike Price/Rate		Premiums Received	Value
1,772	Goldman Sachs	S&P 500® Index	05/24/10	1,208.67	USD	$31,055	$(15,703)
891	Goldman Sachs	Russell 2000® Index	05/24/10	734.31	USD	13,609	(4,993)
778	Goldman Sachs	S&P Midcap 400® Index	05/24/10	841.60	USD	11,000	(4,406)
49,411	Goldman Sachs	iShares® MSCI EAFE Index Fund	05/24/10	56.04	USD	62,026	(27,520)
						$117,690	$(52,622)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2010 was as follows:

Derivatives not accounted for as hedging instruments under FASB ASC 815	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Written options	$52,622
Total Liability Derivatives		$52,622

The effect of derivative instruments on the Fund’s Statement of Operations for the period ended April 30, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Written options
Equity contracts	$24,788
Total	$24,788

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under FASB ASC 815	Written options
Equity contracts	$(23,837)
Total	$(23,837)

See Accompanying Notes to Financial Statements

ADDITIONAL INFORMATION (UNAUDITED)

MANAGED PAYMENT POLICY

The Fund’s Managed Payment Policy is designed to provide level monthly payments throughout each calendar year, with payments adjusted once a year each January based on the Fund’s performance over the previous three years and the Sub-Adviser’s assessment of the Fund’s objectives and market conditions.

For the calendar year 2010, the Fund is making a level monthly payment of $0.045 per share for Class A, $0.04 per share for Class C, and $0.047 per share for Class I and Class W shares. The level monthly payment amount for calendar year 2010 is the product of: (i) the annual payment rate (“Annual Payment Rate”) of 6.92% for Class A, 6.17% for Class C and 7.17% for each of Class I and Class W shares, respectively, divided by 12; and (ii) the trailing average account value (“Trailing Average Account Value”). Therefore, investors holding 10,000 shares would generate a monthly payment of $450 from their holdings in Class A, $400 from their holdings in Class C, and $470 from their holdings in Class I or Class W shares of the Fund during 2010.

The required investment to generate a given amount of payment will vary from year to year depending on monthly level payment determined for that year. In order to provide investors with greater predictability of their monthly payment streams, the Fund’s Managed Payment Policy seeks to deliver stable monthly payments per share over time by basing the annual reset on: (i) an Annual Payment Rate determined by the Fund’s Sub-Adviser; and (ii) the Fund’s performance over the previous three years.

Each January the Sub-Adviser will determine and announce a new level monthly payment per share for the calendar year based on: i) the Annual Payment Rate, for the Fund’s shares; and ii) the Trailing Average Account Value, which will vary by share class for the Fund’s Class A, C, I and W shares.

While the Fund’s level monthly payment amount per share will not change within a calendar year, it may increase or decrease from one year to the next because it is based on the Annual Payment Rate and the Trailing Average Account Value, one or both of which may change from year to year.

Please note that the Fund’s Managed Payment Policy is not designed to generate, and is not expected to result in, payments that equal a fixed percentage of the Fund’s current NAV per share or a fixed percentage of a shareholder’s current account value. Instead, Fund shareholders are expected to receive a monthly payment that is equal to the monthly payment per share (as determined under the Managed Payment Policy) times the number of shares they own on the record date.

MONTHLY PAYMENTS & ADDITIONAL DISTRIBUTIONS

In each calendar year, the Fund’s 12 scheduled level payments per share are made monthly, on the last business day of each month. Shareholders can choose to receive their 12 scheduled monthly payments in cash or to automatically reinvest their payments in additional Fund shares. Because the level monthly payment per share will be fixed during a calendar year, investors will receive 12 fixed monthly payments during the calendar year, unless the number of Fund shares they hold changes because of purchases, redemptions, or reinvestment of payments. If the investor elects to reinvest the monthly payments in additional Fund shares, this will increase the number of Fund shares owned by the investor and will therefore proportionally increase the total dollar amount of the monthly payment.

The Fund generally expects to distribute to shareholders substantially all of its net income, as well as substantially all of its net capital gains. In addition to these regular monthly payments, an additional distribution may be made in December and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. As these additional income or capital gains distributions (“Special Distributions”) are not factored into the Fund’s managed payment objectives, each Special Distribution will be automatically reinvested in additional Fund shares unless a shareholder elects to receive the Special Distributions in cash. These additional shares can be redeemed under the same terms and conditions as any other shares of the Fund. The shares received with respect to a Special Distribution are included in the calculation of the Trailing Average Account Value used in resetting the level payment amount each January and redemption of such shares, or election to receive the Special Distributions in cash, will decrease the aggregate monthly payments received in the future. Both level monthly payments and Special Distributions (which are reinvested and received by you as additional shares in the Fund) will normally be taxable as either ordinary income or long-term capital gain.

RETURN OF CAPITAL

Pursuant to the Fund’s Managed Payment Policy, a portion of each monthly payment that the Fund makes may be treated as a return of capital. Each month, the Fund will provide disclosures with payments made that estimate the percentages of the year- to-date payments through the preceding month that represent net investment income, other income or capital gains, and return of capital, if any. At the end of the year, the Fund may be required, under applicable law, to re-characterize payments over the course of the year across ordinary income, capital gains, and return of capital, if any, for purposes of tax reporting to shareholders. The portion of the Fund’s payments, if any, that represent a return of capital as determined at the end of the year, will have the effect of reducing your cost basis in the Fund’s shares and are generally not taxable until your cost basis has been reduced to zero. Such basis adjustment may increase the amount of capital gain, if any, or decrease the amount of capital loss, if any, that you will realize when selling the shares.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Directors (the “Board”) of the fund, including a majority of the Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Directors”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof, including ING Global Target Payment Fund (each, a “Fund” or a “Portfolio” and, collectively, the “Funds” or the “Portfolios”) has established a process for considering on an annual basis approval of the continuation of the Investment Management Agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement, including the Agreements for ING Global Target Payment Fund (the “Target Payment Fund”), for an additional one-year period commencing January 1, 2010.

Overview of the Review Process

At a meeting of the Board held on December 16, 2009, the Board, including all of the Independent Directors, voted to approve continuation of each of the existing Advisory and Sub-Advisory Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Directors and exclusively of the Independent Directors. The Contracts Committee recommended approval of the Advisory and Sub-Advisory Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) data comparing the performance of certain Funds against “static portfolios” of the Funds over various time periods; (12) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (13) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (14) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (15) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (16) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (17) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Directors (“Independent Counsel”) on behalf of the Independent Directors.

The Contracts Committee began the formal review process in July 2009 when it met separately with

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Independent Counsel, to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the July meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the July meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 14-15, 2009 and December 14-15, 2009, during which the Independent Directors, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Directors were assisted by Independent Counsel, throughout the contract review process. The Independent Directors relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Directors were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Director may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2010, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and the Sub-Adviser, including the manner in which the Adviser and the Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and the Sub-Adviser to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. The Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to initiatives underway within ING Groep to establish an integrated global asset management firm (the “Global Transition”) that is expected to provide the benefits of centralized and collaborative operations to ING’s asset management business and may result in operational efficiencies that will benefit the Funds and shareholders of the Funds. The Board also considered the actions that have been taken by management to retain key investment management personnel during the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of a larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed the Target Payment Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes, (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, and five-year periods, ending June 30, 2009 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2009. In considering the performance of the Target Payment Fund, the Board noted the extraordinary period of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility.

In evaluating the investment performance of the Target Payment Fund, the Board noted that: (1) the Target Payment Fund outperformed its Morningstar category median and benchmark index for the most recent calendar quarter but underperformed its Morningstar category median and benchmark index for the year-to-date and one-year periods; and (2) the Target Payment Fund is ranked in its Morningstar category in the third quintile for the most recent calendar quarter and year-to-date periods and in the fourth quintile for the one-year period. The Board noted that the Target Payment Fund was able to achieve such performance while also meeting its managed payment obligations. Lastly, the Board recognized that, due to the short operating history of the Target Payment Fund, and the fact that such operating history was during a period of high market volatility, more time is necessary to evaluate the effectiveness of the Adviser and the Sub-Adviser in pursuing the Target Payment Fund’s investment objectives.

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Target Payment Fund to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to the Sub-Adviser for sub-advisory services. As part of its review, the Board considered the Target Payment Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to the undertaking by the Adviser to waive fees and/or limit the total expenses of the Target Payment Fund. In addition, the Directors received information regarding the fees charged by the Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Target Payment Fund. The Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory Agreement and Sub-Advisory Agreement. In assessing the reasonableness of the management fee and expense ratio for the Target Payment Fund, the Board noted that the management fee for the Target Payment Fund is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Target Payment Fund is below the median and average expense ratios of the funds in its Selected Peer Group.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and the Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Target Payment Fund. The Board reviewed profitability data for the Adviser and its affiliated

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

companies, including the distributor of the Target Payment Fund, relating to (i) the Target Payment Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2008 and December 31, 2007 and the nine-month period ended September 30, 2009. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating the Target Payment Fund both with and without the profitability of the distributor of the Target Payment Fund and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. The Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating the Target Payment Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Adviser, and any affiliated companies thereof, derive from their relationships with the Target Payment Fund, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for the Target Payment Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of the Target Payment Fund, the Board considered the extent to which economies of scale can be expected to be realized by the Target Payment Fund’s Adviser and its affiliated companies, on the one hand, and by the Target Payment Fund, on the other hand, as the assets of the Target Payment Fund increase. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale are expected to be realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of additional breakpoints with respect to the Target Payment Fund at this time.

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds
ING Balanced Fund
ING Core Equity Research Fund
ING Real Estate Fund

Domestic Equity Funds-of-Funds
ING Strategic Allocation Conservative Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Moderate Fund

Domestic Equity Growth Funds
ING Corporate Leaders 100 Fund
ING Equity Dividend Fund
ING Growth Opportunities Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING Small Company Fund
ING SmallCap Opportunities Fund
ING Tactical Asset Allocation Fund

Domestic Equity Index Funds
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Fund
ING Value Choice Fund

Fixed-Income Funds
ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund

Global Equity Funds
ING Global Equity Dividend Fund
ING Global Natural Resources Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds
ING Alternative Beta Fund
ING Asia-Pacific Real Estate Fund
ING Emerging Countries Fund
ING European Real Estate Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Real Estate Fund
ING International SmallCap Multi-Manager Fund
ING International Value Fund
ING International Value Choice Fund
ING Russia Fund

Global Fixed-Income Fund
ING Global Bond Fund

Global and International Funds-of-Funds
ING Diversified International Fund
ING Global Target Payment Fund

Loan Participation Fund
ING Senior Income Fund

Money Market Funds*
ING Classic Money Market Fund
ING Money Market Fund
*	An investment in the funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Transfer Agent
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING Fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

PRSAR-AGTPALL (0410-062510)

Item 2.  Code of Ethics.

Not required for semi-annual filing.

Item 3.  Audit Committee Financial Expert.

Not required for semi-annual filing.

Item 4.  Principal Accountant Fees and Services.

Not required for semi-annual filing.

Item 5.  Audit Committee Of Listed Registrants.

Not required for semi-annual filing.

Item 6.  Schedule of Investments.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not required for Semi-annual filing.

Item 8.  Purchases of Equity Securities by Closed-end Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.  Submission of Matters to a Vote of Security Holders.

The Board has a Nominating Committee (“Committee”) for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Trustee vacancies on the Board. The Committee currently consists of four Trustees of the Board, none of whom are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940. The Committee has adopted a written charter that sets forth the policies and procedures of the Committee. The Committee will accept referrals for potential candidates from Board members, Fund shareholders, legal counsel to the disinterested Trustees or such other sources as the Committee deems appropriate. Shareholders can submit recommendations in writing to the attention of the Chairperson of the Committee at an address to be maintained by Fund management for this purpose. In order for the Committee to consider a potential candidate, the Committee initially must receive at least the following information regarding such person: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance.

Item 10.  Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)(1)	The Code of Ethics is not required for the semi-annual filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a -2) is attached hereto as EX-99.CERT.

(a)(3)	Not required for semi-annual filing.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Shaun P. Mathews
Shaun P. Mathews President and Chief Executive Officer

Date: July 7, 2010

By:	/s/ Todd Modic
Todd Modic Senior Vice President and Chief Financial Officer

Date: July 7, 2010